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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 30, 1999 relating to the financial statements and financial statement schedule, which appears in the Crossroads Systems, Inc. and Subsidiary's Annual Report on Form 10-K for the year ended October 31, 1999.

                                                    PricewaterhouseCoopers LLP



Austin, Texas
May 19, 2000